                                                                    EXHIBIT 10.6


                         COGNOS DESKTOP OEM AGREEMENT

--------------------------------------------------------------------------------

This Agreement, effective the 28th day of February, 1994, (the "Effective Date") between:


                               COGNOS CORPORATION
                       a Delaware corporation located at
                            67 South Bedford Street
                           Burlington, Massachusetts
                                   01803-5164
           (on behalf of itself and its subsidiaries and affiliates)

                           Jack Thomas (617) 229-6600
                           --------------------------
                            CONTACT PERSON/TELEPHONE

                        (herein referred to as "COGNOS")

                                    - and -

                              DELTEK SYSTEMS. INC.

                             8280 Greensboro Drive

                                   Suite 300

                                McLean, VA 22101

                           Ken deLaski (703) 734-8606
                           --------------------------
                            CONTACT PERSON/TELEPHONE

                         (herein referred to as "OEM")










[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.0     DEFINITIONS

For the purpose of this Agreement, the following words are defined terms:

        1.1 "Software" means that version of the information processing program(s), ("Programs") in object code or binary form only, stored on some medium, and Related Documentation(as hereinafter defined), developed or marketed by COGNOS under the trade names set out in Schedule A subject to the restrictions also set out in Schedule A.

        1.2 "Related Documentation" shall mean the user manuals, documentation normally included in the sealed package on delivery of the Software and source code documentation as described in Schedule A.

        1.3 "OEM Product" shall mean one of the OEM's software products described in Schedule A.

        1.4 "Shrink Wrap License" means that document included in the sealed package on delivery of the Software authorizing an end user to use the Program and Related Documentation.

2.0     GRANT OF DISTRIBUTION RIGHTS

        2.1 COGNOS hereby grants to OEM during the term of this Agreement, and OEM hereby accepts, subject to the terms and conditions contained in this Agreement, a non-exclusive, non-transferable right in the Territory to (a) copy and manufacture the Software, or parts thereof, only when incorporated into an OEM Product; and (b) market, demonstrate and distribute the Software as part of the OEM Product to end user customers for use on computers located in the Territory; and (c) sublicense end user customers the right to use the Software as part of the OEM product. Nothing herein shall prevent end user customers from accessing third party software with the Software, provided the Software is incorporated into an OEM product and further provided that the source of data is restricted to the application server on which the OEM product resides.

        2.2 OEM shall have the right to make sufficient royalty-free copies of the Software for internal development, testing and demonstration purposes only.

        2.3 For greater certainty, OEM shall not be entitled to use the license granted above except as incorporated into an OEM Product.





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
        2.4 For the protection of COGNOS, the OEM shall license the OEM Product to end users subject to terms and conditions of similar effect to those in the Shrink Wrap License.

        2.5 COGNOS shall use its best effort to remove the name COGNOS or any trade name or trade mark associated with the Software from the Software when incorporated into an OEM Product so that the fact that the Software is incorporated into the OEM Product is not apparent to an end user. OEM shall have the right to use a mark or logo authorized by COGNOS, indicating that OEM is an OEM partner of COGNOS.


3.0     OEM'S OBLIGATIONS

        3.1 OEM shall use its best efforts to market, demonstrate and distribute the Software as part of the OEM Product to customers in the Territory.

        3.2 OEM shall not make any reference or claim about COGNOS or the Software except as set out in COGNOS's current sales literature.

        3.3 OEM shall provide its customers with Level 1 technical support for the Software as described in Schedule C.

        3.4 OEM shall provide COGNOS, within thirty (30) days of execution of this Agreement and each renewal hereof, a business summary statement respecting the future marketing and distribution efforts contemplated by the OEM. OEM shall provide COGNOS with a written monthly sales report, on or before the twentieth (20th) business day of any month specifying: (i) for each OEM Product licensed during the previous month: customer name, address and number of copies licensed and royalties owed COGNOS; and (ii) payment for any fees that may be due COGNOS.


4.0     COGNOS'S OBLIGATIONS

        4.1 COGNOS shall deliver to OEM a master disk for the Software, the Related Documentation and source code from which OEM may modify and copy the Software as permitted pursuant to this Agreement. COGNOS shall use its best effort to ensure that the Software is compatible with the environment in which it is designed to operate.

        4.2 COGNOS shall integrate OEM's logo into the Software so that it will be displayed at initial program load. OEM shall provide its logo to COGNOS in a BMP format with such compatibility as COGNOS may require.





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
        4.3 COGNOS shall provide training in the operation and use of the Software to OEM's staff at a Cognos office as set forth in Schedule B. Travel and living expenses of OEM staff shall be borne and paid by OEM.

        4.4 COGNOS shall make available to OEM, for the benefit of subscribing end-users, Level 2 maintenance and upgrade options to the OEM as described in Schedule C.


5.0     LICENSE FEES AND CHARGES

        5.1      OEM shall pay to COGNOS the fees set out in Schedule B.

        5.2 All sales and other taxes relating to a Software order, including those levied by federal, state, municipal or other governmental authority, shall be paid by OEM.

        5.3 All monies are due and payable under this Agreement by OEM as set forth in Section 3.4 and Schedule B. OEM shall pay interest on accounts overdue by more than thirty (30) days at a rate of one and one half percent (1.5%) per month (18% annually) or the maximum legal interest rate, whichever is less.

        5.4 COGNOS may change the terms of payment if OEM's previous payment record shows that OEM is consistently in arrears by sixty (60) days or more. OEM will be advised in writing of any change in the payment terms.


6.0     ACKNOWLEDGMENT OF COGNOS OWNERSHIP RIGHTS

        6.1 OEM acknowledges that the Programs contain confidential and proprietary information and trade secrets belonging to COGNOS and its licensors, and that title and ownership rights to the Programs shall remain exclusively with COGNOS and its licensors. OEM's rights to the Software are strictly limited to those specifically granted in this Agreement. In particular, OEM shall not reverse compile the Software.


7.0     CONFIDENTIAL INFORMATION

        7.1 In order for OEM and COGNOS to effectively carry out their respective obligations hereunder, each may from time to time disclose to the other confidential information relating to its business and affairs ("Confidential Information"). Neither party shall disclose Confidential Information of the other to any third party without the express written consent of the other party, and not make use of any Confidential Information other than in the performance of this Agreement. Each party shall use at least the same degree of care to avoid disclosure of Confidential Information as it uses with respect to its own Confidential





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
        Information. Each party acknowledges a relationship of trust and confidence with respect to the Confidential Information of the other.

        7.2 Confidential Information shall be clearly designated in writing as confidential, or if verbally disclosed, identified as being confidential. Confidential Information does not include:
        (a)      information generally available to or known to the public;
        (b)      information previously known to the recipient;
        (c) information independently developed by the recipient outside the scope of this Agreement; or
        (d)      information lawfully disclosed by a third party.

        7.3 The Software and the provisions of this Agreement are "Confidential Information".


8.0     WARRANTY

        8.1 EXCEPT TO THE EXTENT SET OUT IN THE SHRINK-WRAP LICENSE, THE SOFTWARE IS NOT WARRANTED TO OEM OR END USER CUSTOMERS IN ANY WAY. COGNOS DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE, INCLUDING BUT NOT LIMITED TO, THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

        8.2 COGNOS agrees to provide OEM with the support and maintenance services set forth in Schedule C.


9.0     LIMITATION OF LIABILITY

        9.1 Neither party shall be liable or deemed to be in default for any delay or failure to perform its obligations hereunder if such failure results directly or indirectly from any cause beyond its reasonable control.

        9.2 COGNOS SHALL IN NO EVENT BE LIABLE TO OEM FOR LOSS OF PROFITS, OR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING COSTS OR LEGAL EXPENSES, IN CONNECTION WITH THE SUPPLY, USE OR PERFORMANCE OF THE SOFTWARE.

        9.3 COGNOS'S TOTAL LIABILITY TO OEM FOR ANY CLAIM FOR DAMAGES UNDER THIS AGREEMENT SHALL BE LIMITED TO DIRECT DAMAGES AND SHALL NOT EXCEED THE SUM OF TWENTY THOUSAND DOLLARS ($20,000).





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
10.0    INDEMNITY

        10.1 OEM shall indemnify and hold COGNOS harmless from and against any claims or actions ("claims") made by any third party arising from any damages, costs, or losses arising from the performance of the OEM Product except claims directly arising from the performance of the Software.


11.0    TERM AND TERMINATION

        11.1 The term of this Agreement shall commence on the Effective Date and shall continue in force until midnight on the fifth (5th) anniversary of the Effective Date. Thereafter, this Agreement shall be automatically renewed for additional one (1) year terms. During any renewal term either party may terminate this agreement by giving thirty (30) days written notice.

        11.2 Either party ("Terminating Party") may immediately terminate this Agreement or suspend any rights granted under it on notice to the other, if the other party ("Defaulting Party"):

        (a)      breaches any material term of this Agreement;
        (b) merges or becomes amalgamated with another firm, person or corporation which the Terminating Party, in its sole opinion, deems to be a competitor;
        (c) fails to perform any obligation under this Agreement within fifteen (15) days after notice from the Terminating Party; or
        (d) ceases to conduct business in a normal course, becomes insolvent or is declared bankrupt.

        11.3 On expiration or termination, each party shall promptly remit to the other all unpaid monies due under this Agreement. OEM shall either return to COGNOS or destroy all copies of the Software in its possession and provide a certificate from an officer of OEM to that effect.

        11.4 The obligations set forth in Sections 2.0 and 7.0 shall survive expiration or termination of this Agreement.


12.0    AUDIT RIGHTS

        12.1 OEM grants COGNOS the right, which COGNOS will exercise reasonably and at its own expense, to enter OEM's premises during business hours on forty-eight (48) hours notice for the purpose of examining OEM's relevant books and records or to have such books and records examined by its certified public accountant to verify the locations and





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
        hardware into which copies of the Software have been installed by OEM as well as OEM's fulfillment of its obligations set forth herein.


13.0    NOTICE

        13.1 Any notices, requests or demands shall be in writing and delivered or mailed to the other party at the address written on the front page of this Agreement. Each party shall promptly give written notice of any change in its address or addressee. All notices shall be sent either by registered or certified mail, postage prepaid, or by facsimile transmission with answerback. Notices shall be deemed to be received on the fifth (5th) business day after mailing, or if given by facsimile transmission, upon transmission. In the case of a mail interruption such notices, requests or demands shall be delivered by prepaid courier delivery or facsimile transmission with answerback.


14.0    GENERAL PROVISIONS

        14.1 The Schedules to this Agreement are incorporated into and form part of this Agreement.

        14.2 OEM is an independent contractor and the parties are not agents or legal representatives of each other and have no power of attorney to represent, act for, bind or commit each other except as described in this Agreement. Neither execution nor performance of this Agreement shall be construed to have established any joint venture or partnership between COGNOS and OEM.

        14.3 No delay or failure in exercising any right hereunder and no partial or single exercise thereof shall be deemed to constitute a waiver of such right or any other rights hereunder. No consent to a breach of any express or implied term of this Agreement shall constitute a consent to any subsequent breach.

        14.4 If any provision of this Agreement is not enforceable, the remainder of this Agreement shall remain in full force and effect.

        14.5 OEM shall not assign all or any portion of its rights under this Agreement without the prior written consent of COGNOS.

        14.6 All covenants, agreements and conditions of this Agreement shall be binding upon and enure to the benefit of both parties and their representatives.

        14.7 This Agreement and any matters relating thereto shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.





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
        14.8 This Agreement constitutes the full and entire understanding and agreement between OEM and COGNOS with respect to the marketing, demonstration and distribution of the Software and supersedes all negotiations, commitments and understandings, both verbal and written, with respect thereto. No modifications, additions, or amendments to the terms of this Agreement shall be effective unless in writing and signed by the duly authorized representatives of OEM and COGNOS.


AS WITNESS the parties have duly executed this Agreement.


DELTEK SYSTEMS, INC.                 COGNOS INCORPORATED


/s/ Alan R. Stewart                  /s/  John B. Thomas
-------------------------            ---------------------------
Signature                            Signature


Alan R. Stewart
-------------------------            ---------------------------
Printed Name                         Printed Name


Chief Financial Officer
-------------------------            ---------------------------
Title                                Title





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
                                   SCHEDULE A

A.    SOFTWARE AND TERRITORY

SOFTWARE

PowerPlay Administrator

PowerPlay Enterprise

Impromptu Administrator

Impromptu Enterprise

PowerPlay Host

TERRITORY

United States

OEM PRODUCT

Deltek Software Series Version 1 & 2



B.    RELATED DOCUMENTATION:

PowerPlay:
      Viewer online file,
      Reporter online file,
      User reference file.

Impromptu:
      Enterprise Editor help file,
      Enterprise Editor Getting Started file,
      Enterprise Editor User's Guide file.

Related Documentation will be provided to OEM electronically, in RTF format.





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
                                   SCHEDULE B
                                 PAYMENT TERMS

PROGRAM AND LICENSE FEES

1. OEM shall pay COGNOS a program fee of [*] within thirty (30) days of the Effective Date. This fee is in respect of the following: (a) 8 Days Training, (b) embedding OEM's Logo, (c) master diskettes for duplication of the Software, and (d) Provision of related documentation on RTF electronic format.

2. SEE ADDENDUM 1; and (b) for the PowerPlay item of Software incorporated into the EIS Module of the OEM Product, the license fee shall be equal to the per user fees set forth below:

               NUMBER OF USERS                           LICENSE FEE (PER USER)
               ---------------                           ----------------------
                     [*]                                         [*]
                     [*]                                         [*]
                     [*]                                         [*]
                     [*]                                         [*]
                     [*]                                         [*]

The current published list price for the OEM Product is attached as Schedule B-1. OEM may change its published per user list price for the OEM Product on thirty (30) days written notice to COGNOS. Notwithstanding anything to the contrary above, in no event will the License Fee for each copy of the Impromptu item of Software incorporated into the Report Writer Module be [*] .


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                   10 of 13

                                   ADDENDUM 1



2.    OEM shall pay COGNOS a license fee ("License Fee") as follows:

(a) For the Impromptu item of Software incorporated into the Report Writer Module of the OEM Product, the License Fee due to COGNOS shall be equal to [*] of the price of the Report Writer Module.

            The price Deltek charges for its Report Writer Module shall be equal to [*] of the then-current published per user list price for the OEM product. The number of Report Writer Module users shall be deemed to be equal to the number of users purchased for the OEM product except when a license over [*] users is sold.

            When Deltek sells its OEM product with a license in excess of [*] users, in addition to the normal License Fee for a 20 user license, Deltek will pay to COGNOS an additional license fee of [*] of Deltek's Report Writer Module revenue that exceeds the list price of a twenty user license or (b), [*] for each licensed user of the Report Writer module over [*] users.

            At anytime [*] from the date of this agreement, Deltek at its option, may elect to pay to COGNOS a license fee of [*] of the then-current published per user list price for the Report Writer Module. In the event this election is made, the number of Report Writer Module users does not need to be equal to the number of users purchased for the OEM product. Deltek shall notify COGNOS in writing if this election is made.

                                                                         2/28/94


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

      Upon execution of this Agreement, OEM shall pay COGNOS [*] as a non-refundable prepayment against which License Fees due and payable shall be credited as follows: [*] upon execution of this Agreement; [*] within forty-five (45) days of the Effective Date of this Agreement, and [*] within ninety (90) days of the Effective Date of the Agreement

SUPPORT AND MAINTENANCE FEES

      In respect of the provision of Level 2 services by COGNOS to an end user, OEM shall pay COGNOS an annual fee equal to [*] subject to the fee adjustment described below. This amount shall not be credited to the prepayment of the License Fee. OEM shall pay COGNOS the support and maintenance fee quarterly beginning ninety (90) days from the date of delivery of the OEM Product to end user customers.

UPGRADE FEE

      In respect of the provision of upgrades to the Software for each end user, OEM shall pay COGNOS an annual fee equal to [*] subject to the fee adjustment described below. This amount shall not be credited to the prepayment of the License Fee. OEM shall pay COGNOS the upgrade fee quarterly beginning ninety (90) days from the date of delivery of the OEM Product to end user customers.

FEE ADJUSTMENT

      The Maintenance Fee and the Upgrade Fee shall be increased on each anniversary of the Effective Date by an amount equal to [*] of the fee for the immediately preceding year.

TRAINING PROGRAM

      OEM can contract with COGNOS for the right-to-copy our training classes for the purpose of training it's customers:

            Impromptu User Class         $[*]
            PowerPlay User Class         $[*]

      These prices are good until December 31, 1994.

TRAINING AND CONSULTING

      Additional Training and Consulting will be offered to OEM at a fee of [*] per day. This price is good until December 31, 1994.


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



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                                  SCHEDULE B-1

                                  OEM PRODUCT

                              PUBLISHED LIST PRICE

            NUMBER OF USERS                       PUBLISHED LIST PRICE
            ---------------                       --------------------
                   [*]                                 [*]

POWERPLAY HOST: OEM shall pay COGNOS a fee for each copy of the Software sublicensed by OEM. OEM fee for PowerPlay Host shall be determined by [*] from the then current local list price for the Software.


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                   12 of 13

                                   SCHEDULE C

                      SUPPORT AND MAINTENANCE AND UPGRADES

1.    SUPPORT AND MAINTENANCE

      COGNOS agrees to provide OEM with the following support and maintenance services.

      Level I -    Telephone technical support for OEM end users providing
                   advice on usage and installation of Software. OEM personnel shall collect end user diagnostics as requested by COGNOS.

      Level 2 -    A maintenance plan provided by COGNOS consisting of:

                   Telephone technical support for OEM personnel providing advice on Software functionality and debugging and troubleshooting in accord with COGNOS current policies. OEM customers will participate in this plan by paying the Maintenance Fee set out in Schedule B.

                   Level 2 services shall be provided to OEM and its end user customers free of charge for ninety (90) days from the date of delivery of the OEM product to the end user customers. Thereafter the fees for Level 2 services shall be as set forth in Schedule B.

2.    UPGRADES:

      OEM may subscribe end users for upgrades to the Software. The service will consist of the provision of new versions of the Software and Related Documentation when issued. OEM shall pay the Upgrade Fee set out in Schedule B for upgrade services to each end user. If OEM pays the Upgrade Fee set out in Schedule B for upgrade services to each end user customer, Impromptu 3.0 will be provided to OEM's end user customers at no charge.

3.    FUTURE RELEASES:

      With respect to the Impromptu item of Software, (versions 2.0D and 3.0) COGNOS agrees to include Gupta SQLBASE support within ninety (90) days of the Effective Date of this Agreement. With respect to the Impromptu item of Software (version 3.0), COGNOS agrees to include the following functionality: crosstab support, frame-based reporting and OLE 2.0 support.





                                   13 of 13

                                  AMENDMENT TO
                          COGNOS DESKTOP OEM AGREEMENT


         This Amendment (the "Amendment") is effective this 28th of November, 1995, (the "Effective Date") and is made a part of the Cognos Desktop OEM Agreement between COGNOS CORPORATION ("Cognos") and DELTEK SYSTEMS, INC. ("OEM') dated February 28, 1994 (the "Agreement").

1. DEFINITIONS. All capitalized terms not otherwise defined in this Amendment shall have the same meanings as set forth in the Agreement.

2. GRANT OF DISTRIBUTION RIGHTS. Notwithstanding anything to the contrary in Section 2.1 of the Agreement, OEM may distribute the Software to customers in the Territory for use by such customers' subsidiaries, affiliates or joint ventures outside the Territory (but not in any country where distribution of the Software is prohibited by U.S. laws or regulations). OEM shall be responsible for complying with all applicable export laws and regulations when transferring the Software outside the Territory.

3. NO OTHER CHANGES. Except as expressly modified by this Amendment, the terms and conditions set forth in the Agreement shall remain in full force and effect.

COGNOS INCORPORATED                             DELTEK SYSTEMS, INC.



By:  /s/ John B. Thomas                         By: /s/ Alan R. Stewart


Name:  John B. Thomas                           Name:  Alan R. Stewart


Title: V.P. Partner Channels                    Title: Chief Financial Officer

                                   [COGNOS LETTERHEAD]



May 24, 1995


Mr. Alan Stewart
Chief Financial Officer
Deltek Systems, Inc.
8280 Greensboro Drive
McLean, VA  22101

Dear Mr. Stewart:

This letter is to confirm our agreement regarding the [*] payment by Deltek Systems, Inc. ("Deltek") to Cognos Corporation ("Cognos") which Cognos will invoice upon execution of this letter, payable net 60 days.

This [*] shall be a non-refundable payment against future license & support fees due Cognos under the Cognos Desktop OEM Agreement between Cognos and Deltek dated February 28th, 1994 ("Agreement"). The Agreement shall be further amended upon execution of this letter in the following manner:

The license & support fees set forth in the Agreement will be further discounted by [*] for the period commencing May 1st, 1995 and ending the later of:

a)  The date upon which Deltek net license & support fees due Cognos exceed
    [*]; or

b)  February 28, 1996

If you are in agreement with the foregoing, please sign the duplicate copy of this letter in the space provided below and return one copy to me for our files by May 30th, 1995. Thank-you.

                                          Sincerely,



                                          /s/ DANA HIGLEY
                                          ----------------------------
                                              Dana Highley
                                              OEM Partner Manager


Accepted and Agreed to:


/s/ ALAN STEWART                  Date:  May 24, 1995
---------------------------             -------------
    Alan Stewart
    Chief Financial Officer
    Deltek Systems, Inc.


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[COGNOS LETTERHEAD]


November 27, 1995

Mr. Alan Stewart
Chief Financial Officer
Deltek Systems, Inc.
8280 Greensboro Drive
McLean, VA 22101

Dear Mr. Stewart:

This letter is to confirm our agreement regarding the [*] payment by Deltek Systems, Inc. ("Deltek") to Cognos Corporation ("Cognos") which Cognos will invoice upon execution of this letter, payable [*] net 60 days and [*] net 180 days.

The [*] shall be a non-refundable payment against future license & support fees due Cognos under the Cognos Desktop OEM Agreement between Cognos and Deltek dated February 28th, 1994 ("Agreement"). The Agreement shall be further amended upon execution of this letter in the following manner:

The license & support fees set forth in the Agreement will be further discounted by [*] for the period commencing [*] and ending the later of:

a) The date upon which Deltek net license & support fees due Cognos exceed
[*] or

b) [*]

and

The support and upgrade fees due Cognos, as set forth in the Agreement for the period August 1994 through September 1995 shall be credited to Deltek Systems for no additional charge.

If you are in agreement with the foregoing, please sign the duplicate copy of this letter in the space provided below and return one copy to me for our files by Nov. 30th, 1995. Thank you.

                                        Sincerely,

                                        /s/  Dana Higley
                                        -------------------

                                        Dana Higley
                                        OEM Partner Manager

Accepted and Agreed to:


/s/  Alan M. Stewart            Date: November 30, 1995
---------------------------           ---------------------------
Alan Stewart
Chief Financial Officer
Deltek Systems, Inc.


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                        [DELTEK SYSTEMS LOGO]


                                November 30, 1995

Mr. Dana Higley
OEM Partner Manager
COGNOS CORPORATION
4770 Duke Drive, Suite 201
Mason, Ohio 45040

Subject: Amendment to OEM Agreement

        This letter clarifies our agreement of the method and application for recording the software maintenance, support and upgrade fees on a monthly basis.

        Cognos has agreed to apply a prepayment of [*] for the contractual obligation of an additional [*] as specified in the letter of November 27, 1995. Effective on January 1, 1996, Deltek will be obligated to Cognos 90 days after a shipment for a maintenance, support, and upgrade fee based on the royalty reported for that period, calculated as follows:

        A) The monthly royalty fee less a [*] discount (with the fee due 90 days after that shipment)

        B)  Times a [*] fee for maintenance/support/upgrades
        C)  With this fee divided by one twelfth for that months additional fee, thereby spreading any annual fee over the twelve months earned
        D)  Refer to the attached schedule for the computation and application of this method for the maintenance/support/upgrade fees due for the period ending December 31, 1995.

        Based upon this agreement, Deltek will report a charge in the December 1995 royalty report due January 20, 1996 of [*], which represents [*] for maintenance fees and [*] for upgrade fees for the period from August
1994 through December 31, 1995.

        Please return a signed copy to my attention, my number is (703) 734-8606, 491.

                                        Sincerely,

                                        /s/ Alan R. Stewart

                                        Alan R. Stewart
                                        Chief Financial Officer
                                        Deltek Systems, Inc.

Accepted and agreed to by COGNOS CORPORATION:

/s/ Dana Higley
---------------------
Date: 12-4-95
      ---------------


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                              [COGNOS LETTERHEAD]



July 26, 1996

Mr. Alan Stewart
Chief Financial Officer
Deltek Systems, Inc.
8280 Greensboro Drive
McLean, Virginia 22102-3841

Dear Alan:

The purpose of this letter is to propose an amendment to our OEM agreement dated February 28, 1994. Cognos would like to offer Deltek a standard per seat rate for both CP Scope and CP Reports. The proposed royalty license fee due is:

- [*] for PowerPlay (both Windows and Macintosh versions, as available)

- [*] for Impromptu.

The above changes in royalty license fee is effective July 1, 1996.

Other changes to the contract would include the expansion of the territory internationally with a specified [*] international uplift on the proposed royalties above, the inclusion of future products (PowerPlay Server, Impromptu Server, etc.) at a [*] discount on standard list price, and the extension of the contract expiration date for an additional year.

As part of this proposal, Deltek would agree to a non-refundable payment against future license & support fees due Cognos in the amount of [*]. This pre-payment will be due in quarterly installments according to the following schedule:

- [*] due on or before [*]

- [*] due on or before [*]

If you are in agreement with the foregoing, please sign the duplicate copy of this letter in the space provided below and return one copy to me for our files by July 31, 1996.

Sincerely,

/s/ Jeff Hilbert

Jeff Hilbert
OEM Deployment Representative



                                 Accepted and Agreed to:


                                 /s/ Kenneth E. deTaski   Date:  7/29/96
                                 -----------------------        -------------

                                  President
                                 -----------------------

                                 Deltek Systems, Inc.







[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION